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                                                                 EXHIBIT 10.3(B)




                                AMENDMENT NO. 3


         This Amendment No. 3 dated as of April 29, 1994 ("Agreement"), is among Sterling Chemicals, Inc., a Delaware corporation ("Sterling"), the financial institutions which are parties to the Credit Agreement referred to below ("Banks"), and The Bank of Nova Scotia, as agent for the Banks ("Agent").

                                  INTRODUCTION

         The parties hereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 20, 1992, as amended by Amendment No. 1 dated as of August 20, 1992, and Amendment No. 2 dated as of June 30, 1993 (as amended, the "Credit Agreement"), and desire to further amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Each initially capitalized term used herein shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless otherwise specifically defined herein.

         SECTION 2. Amendments of Certain Provisions of the Credit Agreement. The Credit Agreement is hereby amended as follows:

         2.1. To provide for changes to the leverage ratio under the Credit Agreement, Section 9.10 of the Credit Agreement is amended in its entirety to read as follows:

                 9.10. Leverage Ratio. Sterling will not permit the Leverage Ratio of Sterling and its Restricted Subsidiaries to exceed the following respective amounts at any time during the following respective periods:

                     Periods                                   Ratio
                     -------                                   -----

                 From May 1, 1994
                   through June 30, 1994                    1.60 to 1.00
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                 From July 1, 1994
                   through December 31, 1994                1.50 to 1.00

                 From January 1, 1995
                   through March 31, 1995                   1.40 to 1.00.

                 From April 1, 1995
                   through September 30, 1995               1.30 to 1.00

                 From October 1, 1995
                   through December 31, 1995                1.20 to 1.00

                 From January 1, 1996
                   and thereafter                           1.10 to 1.00.

         2.2. To provide for adjustments to the Tangible Net Worth requirements in the Credit Agreement, the definition of "Tangible Net Worth" in
Section 1.01 of the Credit Agreement and Section 9.11 of the Credit Agreement are replaced in their entirety to read, respectively, as follows:

                 "Tangible Net Worth" shall mean the consolidated net worth of Sterling and its Restricted Subsidiaries after subtracting therefrom the good will of Sterling and its Restricted Subsidiaries.

                 9.11. Tangible Net Worth. Sterling will not permit the Tangible Net Worth of Sterling and its Restricted Subsidiaries to be less than $76,000,000 plus (a) 100% of the monthly net income of Sterling and its Restricted Subsidiaries since April 30, 1994 (without reduction for any monthly net losses), less (b) dividends (in cash, property or obligations) on, or other payments or distributions on account of, common stock made by Sterling in accordance with this Agreement since April 30, 1994.

         2.3. To provide for adjustments to the Cash Flow ratio requirements of the Credit Agreement, Section 9.13 of the Credit Agreement is amended in its entirety to read as follows:

                 9.13. Cash Flow. Sterling will not permit the ratio, calculated as at the end of each fiscal quarter of Sterling, of (a)
         (i) the Cash Flow of Sterling and its Restricted Subsidiaries for the four fiscal quarters then ended (such period of four fiscal quarters being hereinafter referred to




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         as the "Calculation Period") plus (ii) Canadian Distributions received by Sterling and its Restricted Subsidiaries during the Calculation Period less (iii) any Restricted Payments (excluding dividends declared by Sterling before the Effective Date) made by Sterling during the Calculation Period plus (iv) all non-cash charges to the net income of Sterling and its Restricted Subsidiaries during the Calculation Period associated with employee stock appreciation rights and post-retirement benefits (less all payments actually made in connection with such employee stock appreciation rights and post-retirement benefits) to (b) (i) the aggregate amount of all payments of principal of Indebtedness of Sterling and its Restricted Subsidiaries (other than Indebtedness hereunder) scheduled to be made during the Calculation Period plus (ii) the aggregate amount of reductions of Commitments hereunder pursuant to clause (i) of Section 2.03(a) hereof (as adjusted from time to time pursuant to Section 2.03(a)(iii) during the Calculation Period plus (iii) the aggregate amount of interest paid during the Calculation Period on Indebtedness of Sterling and its Restricted Subsidiaries plus (iv) the Capital Expenditures of Sterling and its Restricted Subsidiaries (other than Reimbursable Capital Expenditures and Designated Capital Expenditures) for the Calculation Period plus (v) income taxes paid during the Calculation Period by Sterling and its Restricted Subsidiaries less any income tax refunds received during the Calculation Period by Sterling and its Restricted Subsidiaries, to be less than 1.10 to 1.00.

         2.4. To provide for adjustments to the definition of Available Cash in the Credit Agreement, the definition of "Available Cash" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                 "Available Cash" shall mean, for any Person and any period, the sum of the following amounts (calculated without duplication):
         (a) EBDIT for such period, plus (b) interest income for such period, including the net amount received pursuant to any Interest Swap Agreement during such period (to the extent not included in determining EBDIT), minus (c) Capital Expenditures (other than Reimbursable Capital Expenditures and Designated Capital Expenditures) for such period funded from





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         other than the cash proceeds from any insurance policy, minus (d)
         income taxes paid during such period less any income tax refunds received during such period, minus (e) all interest on Indebtedness paid during such period, including the net amount paid pursuant to any Interest Swap Agreement during such period, plus (iv) all non-cash charges to the net income during such period associated with employee stock appreciation rights and post-retirement benefits (less all payments actually made in connection with such employee stock appreciation rights and post-retirement benefits).

         SECTION 3. Effectiveness. This Agreement shall become effective as of the date hereof when the Agent shall have received counterparts hereof duly executed by Sterling, the Agent, and the Majority Banks (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party). This Agreement shall be deemed part of and is hereby incorporated in the Credit Agreement.

         SECTION 4. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. Each of the parties hereto may execute this Agreement by signing any such counterpart. Any party delivering an executed counterpart of its signature page of this Agreement by telecopy shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

         SECTION 5. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                          STERLING CHEMICALS, INC.



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          THE BANK OF NOVA SCOTIA,
                                            in its individual capacity
                                            and as Agent



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          ABN AMRO BANK N.V.



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          BANK OF SCOTLAND



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________





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                                          CITICORP USA, INC.



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          BANQUE PARIBAS HOUSTON AGENCY



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          TEXAS COMMERCE BANK, NATIONAL
                                            ASSOCIATION



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________


                                          NATIONAL BANK OF CANADA,
                                            NEW YORK BRANCH



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________



                                          By:____________________________
                                          Name:__________________________
                                          Title:_________________________






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